SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                              October 20, 2000
                             -----------------
                     (Date of earliest event reported)

                                 SWWT, INC.
           (Exact name of Registrant as specified in its charter)

       Delaware                   0-25942                 84-1167603
-----------------------   -----------------------   -----------------------
       (State of           (Commission File No.)         (IRS Employer
    Incorporation)                                     Identification No.)

         c/o Oscar Capital Management
          900 Third Avenue, 2nd Floor
                 New York, NY                               10022
  -----------------------------------------------   -----------------------
      (Address of principal executive offices)            (zip code)

                               (212) 610-2700
  -----------------------------------------------------------------------
            (Registrant's telephone number, including area code)

                                    N/A
  -----------------------------------------------------------------------
       (Former name or former address, if changed since last report)




Item 5.  Other Events.

            A copy of a News Release, dated October 20, 2000, by SWWT, Inc. is filed herewith as Exhibit 99.1. The contents of the News Release are incorporated herein by reference.


Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.


      (c)   Exhibits

            99.1        News Release, dated October 20, 2000.




      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    SWWT, INC.


                                    /s/ Jon V. Diamond
                                    ---------------------------
                                    Name: Jon V. Diamond
                                    Title: President


Dated:      October 23, 2000





                               EXHIBIT INDEX


Exhibit
No.

99.1             News Release, dated October 20, 2000.